GENERAL	12 Months Ended
Dec. 31, 2014
GENERAL [Abstract]
GENERAL

NOTE 1   -   GENERAL

a.	Lumenis Ltd. together with its subsidiaries (the “Company”) is an Israeli company engaged in the development and commercialization of energy-based medical systems used in variety of minimally invasive procedures in its three segments: Surgical, Ophthalmic and Aesthetic. The Company provides energy based solutions for both medically necessary and elective procedures, primarily for the aging population. For most of the Company's current products, it utilizes laser technology to deliver light energy for specific body tissues to achieve the desired clinical outcomes in variety of medical procedures, including ablation or enucleation, or removal of, unwanted or diseased tissue such as enlarged prostate and tumors, cauterizing surgical wounds to prevent bleeding, fixation of important anatomical like a detached retina or aesthetic treatment such as skin rejuvenation and the removal of unwanted hair. The Company's products use proprietary technology and, accordingly, the Company holds numerous patents and licenses.

b.	Initial Public Offering (“IPO”)

1.

On March 4, 2014, the Company completed a public offering by issuing of 6,250,000 ordinary B shares at $12.00 per share. After deducting the underwriting discount and the offering expenses, the net proceeds to the Company from the offering amounted to $66,984.

Subsequently to the offering and in accordance with the underwriters option included in the offering to purchase an additional 937,500 ordinary B shares at the IPO price  from certain shareholders, 769,352 ordinary B shares were sold by such shareholders.

2.	In order to facilitate the offering, the Company implemented a recapitalization by creating a second class of ordinary shares, designated as ordinary B shares (“Ordinary B Shares”) having voting and other rights identical to those of the Company's originally issued ordinary shares (“Ordinary Shares,” and collectively with Ordinary B Shares, “Shares” or “shares”).

Also as part of the recapitalization, the Company implemented a reverse split at a ratio of 8.5 for 1, effective as of February 14, 2014.

Accordingly, all ordinary shares, options, warrants, per share data and exercise prices included in these financial statements for all periods presented have been retroactively adjusted to reflect the 8.5 for 1 reverse share split.

In addition, on February 13, 2014 the board authorized a 12.5% pro rata share dividend in Ordinary B Shares, to be effective as of February 24, 2014 to shareholders of record as of February 24, 2014 (the "X day").

Share dividends are assigned a value based on the X day fair value and recorded against accumulated deficit. The par value of a share dividend declared and issued is recorded as Ordinary B Shares and the remaining value is recorded as additional paid-in capital.

Basic and diluted per-share information presented in the consolidated statements of operations for 2012 and 2013 is retroactively adjusted to reflect the impact of the share dividend.

The outstanding share data, accumulated deficit and additional paid in capital as of December, 31, 2013 have been adjusted to reflect the 12.5% share dividend described above.

3.	On August 26, 2014 all issued and outstanding Ordinary Shares automatically reclassified as Ordinary B Shares on a 1:1 basis in their entirety.